UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024

JASPER THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39138	84-2984849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Bridge Pkwy Suite #102
Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Voting Common Stock at an exercise price of $11.50	JSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2024 Equity Incentive Plan and 2024 Employee Stock Purchase Plan

On June 6, 2024, Jasper Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Jasper Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) and the Jasper Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”), which were both previously approved by the Board of Directors of the Company (the “Board”).

The 2024 Plan and 2024 ESPP each became effective on June 6, 2024 upon stockholder approval at the Annual Meeting. More complete summaries of the terms of the 2024 Plan and the 2024 ESPP are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2024 (the “Proxy Statement”) under the sections entitled “Proposal No. 3: Approval of our 2024 Equity Incentive Plan” and “Proposal No. 4: Approval of our 2024 Employee Stock Purchase Plan”, respectively, which descriptions and text are incorporated herein by reference.

The foregoing description of the terms of the 2024 Plan and the 2024 ESPP and the descriptions thereof incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2024 Plan and the 2024 ESPP, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment of Ronald Martell Employment Agreement

On June 10, 2024, the Company entered into an Amended and Restated Employment Agreement (the “Martell A&R Employment Agreement”) with its President and Chief Executive Officer, Ronald Martell. Pursuant to the Martell A&R Employment Agreement, Mr. Martell will continue to serve as the Company’s President and Chief Executive Officer.

Pursuant to the Martell A&R Employment Agreement, Mr. Martell’s initial annualized salary shall continue to be $727,272, and he will be eligible to receive an annual performance bonus of up to 50% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee of the Board (the “Compensation Committee”). Mr. Martell’s employment will be on an “at will” basis. Mr. Martell is also entitled to other customary employment benefits, including reimbursement of expenses, paid vacation, and shall be eligible to participate in all benefit plans that are generally made available to the Company’s executive officers.

The Martell A&R Employment Agreement provides that if Mr. Martell’s employment with the Company is terminated by the Company without “Cause” or by Mr. Martell for “Good Reason” (as each term is defined in the Martell A&R Employment Agreement), then Mr. Martell shall be entitled to receive an amount equal to 18 months of his base salary, payable in accordance with the Company’s payroll cycle and the Company shall pay COBRA premiums for Mr. Martell and his covered dependents for a period of up to 18 months, subject in each case to Mr. Martell executing a release in favor of the Company. Additionally, in the event Mr. Martell’s employment is terminated by the Company without “Cause” or is terminated by Mr. Martell for “Good Reason” (as each term is defined in the Martell A&R Employment Agreement), in either case within 24 months following a “Change in Control” of the Company (as defined in the Martell A&R Employment Agreement), Mr. Martell shall be entitled to receive the sum of (i) 18 months of his base salary plus (ii) 1.5 times his target incentive bonus for the year in which the termination occurred, any service based outstanding equity awards held by Mr. Martell shall become fully vested and any performance-based vesting requirement shall be deemed satisfied at target, and the Company shall pay COBRA premiums for Mr. Martell and his covered dependents for a period of up to 18 months, subject in each case to Mr. Martell executing a release in favor of the Company ..

The foregoing description of the Martell A&R Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Martell A&R Employment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Entry into Employment Agreements with Certain Executive Officers

On June 10, 2024 the Company also entered into with (i) an Amended and Restated Employment Agreement with its Chief Financial Officer, Herb Cross (the “Cross Employment Agreement”), (ii) an Amended and Restated Employment Agreement with its Chief Operating Officer, Jeet Mahal (the “Mahal Employment Agreement”) and (iii) an Amended and Restated Employment Agreement with its Chief Medical Officer, Edwin Tucker (the “Tucker Employment Agreement” and (i) through (iii) collectively, the “Employment Agreements” and each an “Employment Agreement”). The Cross Employment Agreement supersedes and replaces in its entirety the offer letter between the Company and Mr. Cross, dated June 7, 2023. The Mahal Employment Agreement amends and restates in its entirety the employment agreement between the Company and Mr. Mahal, dated September 24, 2021. The Tucker Employment Agreement supersedes and replaces in its entirety the offer letter between the Company and Mr. Tucker, dated September 19, 2023.

Pursuant to the Cross Employment Agreement, Mr. Cross will continue to serve as the Company’s Chief Financial Officer. Pursuant to the Cross Employment Agreement, Mr. Cross’ initial annualized salary shall be $476,100, and he will be eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee.

Pursuant to the Mahal Employment Agreement, Mr. Mahal will continue to serve as the Company’s Chief Operating Officer. Pursuant to the Mahal Employment Agreement, Mr. Mahal’s initial annualized salary shall be $481,301, and he will be eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee.

Pursuant to the Tucker Employment Agreement, Mr. Tucker will continue to serve as the Company’s Chief Medical Officer. Pursuant to the Tucker Employment Agreement, Mr. Tucker’s initial annualized salary shall be $514,500 and he will be eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee.

Each executive officer’s employment will be on an “at will” basis. Each executive officer is also entitled to other customary employment benefits, including reimbursement of expenses, paid vacation, and shall be eligible to participate in all benefit plans that are generally made available to the Company’s executive officers.

Each Employment Agreement provides that if the applicable executive officer with the Company is terminated by the Company without “Cause” or by such executive officer for “Good Reason” (as each term is defined in each Employment Agreement), then such executive officer shall be entitled to receive an amount equal to 12 months of his base salary, payable in accordance with the Company’s payroll cycle and the Company shall pay COBRA premiums for such executive officer and his covered dependents for a period of up to 12 months, subject in each case to such executive officer executing a release in favor of the Company. Additionally, in the event an executive officer’s employment is terminated by the Company without “Cause” or is terminated by an executive officer for “Good Reason” (as each term is defined in each Employment Agreement), in either case within 24 months following a “Change in Control” of the Company (as defined in each Employment Agreement), such executive officer shall be entitled to receive the sum of (i) 12 months of his base salary plus (ii) 100% of such executive officer’s target incentive bonus for the year in which the termination occurred, any service based outstanding equity awards held by such executive officer shall become fully vested and any performance-based vesting requirement shall be deemed satisfied at target and the Company shall pay COBRA premiums for such executive officer and his covered dependents for a period of up to 12 months, subject in each case to such executive officer executing a release in favor of the Company.

The foregoing descriptions of the Cross Employment Agreement, the Mahal Employment Agreement and the Tucker Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Cross Employment Agreement, the Mahal Employment Agreement and the Tucker Employment Agreement, which are filed as Exhibit 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Termination of Executive Severance Plan

In connection with the Company’s entry into the Martell A&R Employment Agreement and the Employment Agreements described above, on June 10, 2024, the Company terminated its Employee Severance Plan for Vice Presidents and Executive Committee Members in favor of individual agreements with certain of its employees.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2024, the Company held the Annual Meeting. At the Annual Meeting, a total of 12,454,542 shares of the Company’s voting common stock, or approximately 82.6% of the 15,085,553 shares of the Company’s voting common stock issued an outstanding as of April 11, 2024, the record date for the Annual Meeting, were represented virtually or by proxy.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Proxy Statement.

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1: To elect two Class III directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald Martell	10,259,426	163,329	2,031,787
Christian W. Nolet	10,259,436	163,319	2,031,787

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
12,429,917	17,329	7,296

Proposal No. 3: To approve the 2024 Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,319,969	95,298	7,488	2,031,787

Proposal No. 4: To approve the 2024 ESPP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,404,664	12,102	5,989	2,031,787

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Jasper Therapeutics, Inc. 2024 Equity Incentive Plan (previously filed on June 7, 2024 as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 and incorporated herein by reference).
10.2	Jasper Therapeutics, Inc. 2024 Employee Stock Purchase Plan (previously filed on June 7, 2024 as Exhibit 4.7 to the Company’s Registration Statement on Form S-8 and incorporated herein by reference).
10.3	Amended and Restated Employment Agreement, dated as of June 10, 2024, by and between Jasper Therapeutics, Inc. and Ronald Martell.
10.4	Amended and Restated Employment Agreement, dated as of June 10, 2024, by and between Jasper Therapeutics, Inc. and Herb Cross.
10.5	Amended and Restated Employment Agreement, dated as of June 10, 2024, by and between Jasper Therapeutics, Inc. and Jeet Mahal.
10.6	Amended and Restated Employment Agreement, dated as of June 10, 2024, by and between Jasper Therapeutics, Inc. and Edwin Tucker.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASPER THERAPEUTICS, INC.

Date: June 12, 2024	By:	/s/ Herb Cross
		Name:	Herb Cross
		Title:	Chief Financial Officer